                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 12, 1996
                                (Date of Report)

                         Commission file number 0-25736


                               SYNCRONYS SOFTCORP
          (Name of Small Business Issuer as specified in Its Charter)



           NEVADA                                     33-0653223
(State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
Incorporation or Organization)


    3958 INCE BOULEVARD
       CULVER CITY, CA                                      90232
(Address of Principal Executive Offices)                  (Zip Code)


         Issuer's telephone number, including area code: (310) 842-9203




                         TOTAL PAGES IN THIS REPORT: 41

                         EXHIBITS ARE INDEXED AT PAGE 5


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FORWARD-LOOKING STATEMENTS

         EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS FORM 8-K ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, THE COMPANY'S DEPENDENCE ON THE TIMELY DEVELOPMENT, INTRODUCTION AND CUSTOMER ACCEPTANCE OF PRODUCTS (INCLUDING SOFTRAM), THE IMPACT OF COMPETITION AND DOWNWARD PRICING PRESSURES, THE ABILITY TO RAISE ANY NEEDED CAPITAL, THE EFFECT OF CHANGING ECONOMIC CONDITIONS, RISKS IN TECHNOLOGY DEVELOPMENT AND THE EFFECTS OF OUTSTANDING LITIGATION. OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN SUCH FORWARD-LOOKING STATEMENTS INCLUDE THE RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S MOST RECENT FORM 10-KSB AND 10-QSB AND ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME.


ITEM 5.  OTHER INFORMATION.

Completion of Private Placement of $13 Million Aggregate Principal Amount of Debentures

         As set forth in the documents attached as exhibits hereto, Syncronys Softcorp, a Nevada Corporation (the "Company") completed a $13 million private placement on May 22, 1996. The net proceeds from the offering have been delivered to San Francisco-based Wells Fargo Bank as Escrow Agent to secure the Debentures, and funds will be released from escrow only for certain specified purposes, including Company expansion through new product development and marketing, the formation of strategic alliances or acquisitions and general working capital purposes.

         The private placement consists of a combination of Convertible Debentures and Warrants to purchase the Company's Common Stock, $.0001 par value. The Convertible Debentures were issued at 100 percent of principal amount and carry an interest rate of ten percent, with interest deferred until the earliest of the date of conversion, redemption or May 17, 1999. The Debentures are initially convertible beginning in 45 days into the Company's Common Stock, $.0001 par value, at the lesser of $5.50 per share or eighty five percent of the market price of the Company's Common Stock, $.0001 par value, at the time of conversion.

         Each Convertible Debenture carries a Warrant entitling its Holder to initially purchase a number of shares of the Company's Common Stock, $.0001 par value, equal to the aggregate principal amount of such Debenture divided by $5.50. Warrants are not exercisable for 105 days from the date of issuance, have a five-year term and are exercisable at a purchase price of $5.50 per share.

         The Securities in this offering were issued to accredited investors and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.





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ITEM 7.  EXHIBITS.

 Exhibit
Number           Description
- ---------        -----------
10.1             Subscription Agreement

10.2             Form of Debenture

10.3             Form of Investor Warrant





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                                   SIGNATURES


         In accordance with the requirements of the Exchange Act, the Issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         SYNCRONYS SOFTCORP
                                         (REGISTRANT)





          Date:  June 12, 1996            /s/ Barbara Velline
                                          -------------------------------------
                                          Vice President - Finance & Controller
                                          (Chief Financial Officer)





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EXHIBIT INDEX


The Following Exhibits are hereby filed as part of this Current Report on Form 8-K:



Exhibit                                                                Page
Number           Description                                          Number
- ------           -----------                                          ------
10.1             Subscription Agreement                                  6

10.2             Form of Debenture                                      25

10.3             Form of Investor Warrant                               34





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